UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2016

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8440 Jefferson Highway, Suite 101 Baton Rouge, Louisiana		70809
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Business First Bancshares, Inc. (“Business First”), held its annual meeting of shareholders (“Annual Meeting”) on June 2, 2016. A brief description of each proposal submitted at the Annual Meeting and the voting results are summarized below.

1. Election of Directors. Each of the individuals nominated by the Board of Directors to serve as a director of Business First was duly elected by the company’s shareholders, and the final results of the votes cast for the 16 director nominees were as follows:

	Voted For	Withheld	Broker Non-votes
Lloyd Alford	3,930,557	6,986	—
John Graves	3,936,617	926	—
Robert Greer, Jr.	3,936,617	926	—
David Laxton, III	3,936,617	926	—
Rolfe McCollister, Jr.	3,836,950	100,593	—
Andrew McLindon	3,936,617	926	—
David Melville, III	3,936,617	926	—
Patrick Mockler	3,936,617	926	—
David Montgomery	3,936,617	926	—
Arthur Price	3,936,617	926	—
Fayez K. Shamieh, MD	3,930,557	6,986	—
C. Stewart Slack	3,931,617	5,926	—
Kenneth Smith	3,856,950	80,593	—
Thomas Everett Stewart	3,936,617	926	—
Steve White	3,936,617	926	—
Robert Yarborough	3,887,950	49,593	—

2. Ratification of the Independent Registered Public Accounting Firm of the Company. The shareholders approved and adopted a proposal by Business First to ratify Hannis T. Bourgeois, LLP as Business First’s independent registered public accounting firm for 2016. The final voting results were as follows:

	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Hannis T. Bourgeois, LLP as Independent Registered Public Accounting Firm	3,923,689	1,841	12,013	—

Item 7.01.	Regulation FD Disclosure

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by Business First pursuant to the Exchange Act or the Securities Act of 1933 (the “Securities Act”) except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

Business First is hereby furnishing a slide presentation that its President & Chief Executive Officer, David Melville, III, gave at the 2016 annual meeting of shareholders of Business First held on June 2, 2016. The slide presentation is included as Exhibit 99.1 to this report. The presentation includes forward looking statements within the meaning of the Exchange Act, the Securities Act, as amended, and the rules under each of those statutes. A more complete discussion of the risks and uncertainties that affect Business First’s operations, including without limitation the matters discussed in the accompanying slide presentation, are set forth in Business First’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2015; its most recent Quarterly Report on

Form 10-Q; and its other filings made from time to time with the Securities and Exchange Commission. Please refer to those documents for a list of cautionary statements about facts, circumstances, conditions and risks that may cause Business First to deviate from the expectations set forth in this presentation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide presentation from the Business First Bancshares, Inc. 2016 annual shareholder meeting held on June 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 8, 2016

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, IIII
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation from the Business First Bancshares, Inc. 2016 annual shareholder meeting held on June 2, 2016.